Consolidated Statement of Cash Flows	6 Months Ended
Jun. 30, 2013
Consolidated Statement of Cash Flows [Abstract]
Consolidated Statement of Cash Flows

5. Consolidated Statement of Cash Flows

On a consolidated basis, cash and cash equivalents include cash and due from depository institutions, interest-bearing deposits, federal funds sold and short-term investments in money market funds. The Company made $34,000 in income tax payments in the first six months of 2013 as compared to $35,000 for the first six months of 2012. The Company made total interest payments of $3,792,000 in the first six months of 2013 compared to $4,522,000 in the same 2012 period. The Company had non-cash transfers to other real estate owned (OREO) in the amounts of $593,000 and $770,000 in the first six months of 2013 and 2012, respectively.